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PROSPECTUS

MARCH 1, 2000
AS AMENDED OCTOBER 20, 2000

SCHRODER SERIES TRUST
INVESTOR SHARES

This Prospectus describes three mutual funds offered by Schroder Series Trust (the "Trust"). Schroder Investment Management North America Inc. ("Schroder") manages the Funds.

    SCHRODER SMALL CAPITALIZATION VALUE FUND seeks capital appreciation. The Fund invests primarily in equity securities of companies with small market capitalizations (generally less than $2.2 billion).

    SCHRODER MIDCAP VALUE FUND seeks long-term capital appreciation. The Fund invests primarily in equity securities of mid-cap companies (companies with market capitalizations of between $1 billion and $10 billion).

    SCHRODER TOTAL RETURN FIXED INCOME FUND seeks maximum long-term total return consistent with preservation of capital.

You can call the Trust at (800) 464-3108 to find out more about these Funds and other funds in the Schroder family.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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TABLE OF CONTENTS

                                                    PAGE
                                                --------
SUMMARY INFORMATION............................        2
  Schroder Small Capitalization Value Fund.....        3
  Schroder MidCap Value Fund...................        4
  Schroder Total Return Fixed Income Fund......        5
FEES AND EXPENSES..............................        7
PRINCIPAL RISKS AND OTHER STRATEGIES...........        8
MANAGEMENT OF THE FUNDS........................       13
HOW THE FUNDS' SHARES ARE PRICED...............       15
HOW TO BUY SHARES..............................       15
HOW TO SELL SHARES.............................       17
EXCHANGES......................................       18
DIVIDENDS AND DISTRIBUTIONS....................       19
TAXES..........................................       19
FINANCIAL HIGHLIGHTS...........................       20
ACCOUNT APPLICATION............................      A-1

SUMMARY INFORMATION

This summary identifies each Fund's investment objective, principal investment strategies, and principal risks. It includes bar charts that show how the investment returns of each Fund's Investor Shares have varied from year to year by setting forth returns for each full calendar year since the Fund commenced operations. The table following each bar chart shows how that Fund's average annual returns for the last year, for the last five years, and/or for the life of the Fund (as applicable) compare to a broad-based securities market index. The bar chart and table provide some indication of the risks of investing in the Fund by showing the variability of its returns and by comparing the Fund's performance to a broad measure of market performance. PAST PERFORMANCE IS NOT NECESSARILY AN INDICATION OF FUTURE PERFORMANCE. It is possible to lose money on investments in the Funds.

SCHRODER SMALL CAPITALIZATION VALUE FUND

    -INVESTMENT OBJECTIVE. To seek capital appreciation.

    -PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its assets in equity securities of companies with small market capitalizations (generally less than $2.2 billion). The Fund invests in a variety of equity securities, including common and preferred stocks, and warrants to purchase common and preferred stocks.

     Under normal circumstances, the Fund invests primarily in equity securities Schroder believes to be undervalued relative to similar companies, to the equity markets overall, or to their own historical market valuations. In selecting securities for the Fund, Schroder seeks to identify undervalued companies that may possess, among other characteristics, above average financial quality, strong management, and dominance in a niche market or a strong position in a larger market. The Fund will normally invest in no more than 50 companies.

    -PRINCIPAL RISKS. The principal risks of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect particular companies in the portfolio. The Fund is particularly sensitive to this risk because it invests primarily in small capitalization companies, which tend to be more vulnerable to adverse developments than larger companies. The Fund is also particularly sensitive to the risks associated with "value" securities, which are issued by companies that may have experienced adverse developments or may be subject to special risks that have caused their securities to be out of favor. The Fund is also subject to the risk of general declines in the U.S. equity market.

           SCHRODER SMALL CAPITALIZATION VALUE FUND - INVESTOR SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


CALENDAR YEAR END  ANNUAL RETURN
1995                      23.39%
1996                      23.91%
1997                      32.13%
1998                      -6.19%
1999                       4.81%

During the periods shown above, the highest quarterly return was 22.24% for the quarter ended June 30, 1999, and the lowest was -19.42% for the quarter ended September 30, 1998.

                                                                                             LIFE OF
                                                                                              FUND
  AVERAGE ANNUAL TOTAL RETURNS                                                               (SINCE
  (FOR PERIODS ENDED DECEMBER 31, 1999)                  ONE YEAR         FIVE YEARS         2/16/94)
  Schroder Small Capitalization Value Fund                      4.81%            14.71%        11.40%
  Russell 2000 Index*                                          21.26%            16.69%        13.14%

* The Russell 2000 Index is a market capitalization weighted broad based index of 2,000 small capitalization U.S. companies.

Please call the Trust at (800) 464-3108 for updated total return information for the Fund.

SCHRODER MIDCAP VALUE FUND

    -INVESTMENT OBJECTIVE. To seek long-term capital appreciation.

    -PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its assets in equity securities of mid-cap companies - companies with market capitalizations of between $1 billion and $10 billion. The Fund invests in a variety of equity securities, including common and preferred stocks, and warrants to purchase common and preferred stocks.

     Under normal circumstances, the Fund invests primarily in equity securities Schroder believes to be undervalued relative to similar companies, to the equity markets overall, or to their own historical market valuations. In selecting securities for the Fund, Schroder seeks to identify undervalued companies that may possess, among other characteristics, above average financial quality, strong management, and dominance in a niche market or a strong position in a larger market. The Fund will normally invest in no more than 50 companies.

    -PRINCIPAL RISKS. The principal risks of investing in the Fund include the risk that the value of the equity securities in the portfolio will fall, or will not appreciate as anticipated by Schroder, due to factors that adversely affect particular companies in the portfolio. The Fund is more sensitive to this risk because it invests primarily in mid-cap companies, which tend to be more vulnerable to adverse developments than larger companies (though often less so than small capitalization companies). The Fund is also particularly sensitive to the risks associated with "value" securities, which are issued by companies that may have experienced adverse developments or may be subject to special risks that have caused their securities to be out of favor. The Fund is also subject to the risk of general declines in the U.S. equity market.

                  SCHRODER MIDCAP VALUE FUND - INVESTOR SHARES

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


CALENDAR YEAR END  ANNUAL RETURN
1998                       2.19%
1999                       8.26%

During the periods shown above, the highest quarterly return was 24.26% for the quarter ended December 31, 1998, and the lowest was -22.19% for the quarter ended September 30, 1998.

                                                                                 LIFE OF
                                                                                  FUND
  AVERAGE ANNUAL TOTAL RETURNS                                                   (SINCE
  (FOR PERIODS ENDED DECEMBER 31, 1999)                         ONE YEAR         8/1/97)
  Schroder MidCap Value Fund                                       8.26%            7.23%
  Standard & Poor's Midcap 400 Index*                             14.72%           16.82%

* The Standard & Poor's Midcap 400 Index is a market weighted composite index of 400 stocks in the middle capitalization sector of the U.S. equities market.

Please call the Trust at (800) 464-3108 for updated total return information for the Fund.

SCHRODER TOTAL RETURN FIXED INCOME FUND

    -INVESTMENT OBJECTIVE. To seek maximum long-term total return consistent with preservation of capital.

    -PRINCIPAL INVESTMENT STRATEGIES. The Fund normally invests at least 65% of its assets in fixed-income securities that are of "investment grade" quality. To be considered of "investment grade" quality, the securities must be rated (at the time of investment) in one of the four highest grades by Moody's Investors Service, Inc. or Standard and Poor's Ratings Services, or determined by Schroder to be of comparable quality. The Fund may invest the remainder of its assets in securities of below investment grade quality.

     The Fund normally expects to invest in U.S. Government securities and in a variety of other fixed-income securities, including corporate debt securities, preferred stocks, and money market instruments. The Fund may invest up to 20% of its assets in debt securities denominated in currencies other than the U.S. dollar, including up to 10% of its assets in securities of developing countries and of private issuers in those countries (which may also be denominated in currencies other than the U.S. dollar).

     The Fund may invest a substantial portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations, and in other types of asset-backed securities. In addition, the Fund may buy or sell a variety of derivative and related instruments with respect to fixed-income securities, indices and interest rates for risk management or investment purposes. These may include short sales, options, futures contracts, and options on futures contracts.

     The Fund may trade its portfolio securities actively to take advantage of perceived inefficiencies in the fixed-income markets based on Schroder's research and analyses regarding market sectors, individual issuers, and market conditions. The Fund's active trading strategy may lead to high levels of portfolio turnover, which may involve higher Fund expenses and tax liability for shareholders.

     The Fund will normally maintain an average portfolio duration of between three and seven years. Portfolio duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of "term to maturity", and is used to determine the sensitivity of a security's price to changes in interest rates.

    -PRINCIPAL RISKS. The principal risks of investing in the Fund include risks generally associated with investments in fixed-income securities. These include the risk that interest rates will rise or fall in ways not anticipated by Schroder. For instance, if interest rates were to rise, the value of fixed-income securities held by the Fund would typically fall. The Fund may hold securities with longer durations, which are particularly sensitive to interest rate risk. The Fund is also subject to credit risk, including the risk that the issuer of a fixed-income security will have its credit rating downgraded or will be unable to pay its obligations when due. In addition, the Fund may invest up to 35% of its assets in securities rated below investment grade quality (sometimes referred to as "high-yield bonds" or "junk bonds"). These lower-rated securities lack outstanding investment characteristics and have speculative characteristics and are subject to greater market and credit risks than higher-rated securities.

     Additional principal risks of the Fund include those associated with mortgage-backed securities (including risks relating to unscheduled prepayment on the mortgages underlying the securities), foreign and emerging market securities (which entail risks different from, or greater than, those associated with domestic securities), and the use of derivative instruments, including short sales. The

     Fund is also subject to the risk that its active trading strategy may not be successful, which depends greatly on Schroder's ability to analyze and identify inefficiencies accurately in fixed income markets, sectors, and issuers, and to predict market movements generally.

           SCHRODER TOTAL RETURN FIXED INCOME FUND - INVESTOR SHARES+

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


CALENDAR YEAR END  ANNUAL RETURN
1995                      18.31%
1996                       2.04%
1997                       8.23%
1998                       7.79%
1999                      -1.92%

During the periods shown above, the highest quarterly return was 6.50% for the quarter ended June 30, 1995, and the lowest was -2.21% for the quarter ended March 31, 1996.

                                                                                         LIFE OF
                                                                                          FUND
  AVERAGE ANNUAL TOTAL RETURNS                                                           (SINCE
  (FOR PERIODS ENDED DECEMBER 31, 1999)                  ONE YEAR       FIVE YEARS       2/22/94)
  Schroder Total Return Fixed Income Fund                      -1.92%      6.67%            4.87%
  Lehman Brothers Aggregate Bond Index*                        -0.82%      7.73%            6.03%

* The Lehman Brothers Aggregate Bond Index (the "Aggregate Index") is a composite index which measures the total universe of investment grade fixed-income securities in the U.S., including government, corporate, mortgage-backed, asset-backed, and international dollar-denominated bonds, all with maturities greater than one year. The Aggregate Index has replaced the Lehman Brothers Government/Corporate Index (a composite of approximately 5,000 investment grade government and corporate debt issues with maturities greater than one year) as the Fund's comparative index in this Prospectus because Schroder believes the Aggregate Index is more representative of the Fund's permissible investment universe. For periods ended December 31, 1999, the One Year, Five Years, and Life of Fund (since 2/22/94) average annual total returns of the Lehman Brothers Government/Corporate Index were -2.15%, 7.61%, and 5.84%, respectively.

+ Effective August 14, 2000, the Fund changed its investment objective and principal investment strategies; the performance results shown in the bar chart and table above would not necessarily have been achieved under the Fund's current investment objective and policies.

The yield on the Fund's Investor Shares for the 30-day period ended January 31, 2000 was 7.16%. Please call the Trust at (800) 464-3108 for more recent yield information for the Fund.

FEES AND EXPENSES

THESE TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD INVESTOR SHARES OF THE FUNDS.

SHAREHOLDER FEES (paid directly from your investment):

Maximum Sales Load Imposed on Purchases.....................  None
Maximum Deferred Sales Load.................................  None
Maximum Sales Load Imposed on Reinvested Dividends..........  None
Redemption Fee..............................................  None
Exchange Fee................................................  None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets):

                                                                                            SCHRODER
                                                                 SCHRODER      SCHRODER   TOTAL RETURN
                                                                  SMALL         MIDCAP       FIXED
                                                              CAPITALIZATION    VALUE        INCOME
                                                              VALUE FUND(1)    FUND(1)      FUND(1)
                                                              --------------   --------   ------------
Advisory Fees...............................................        0.95%        0.90%        0.50%
Distribution (12b-1) Fees...................................        None         None         None
Other Expenses..............................................        0.67         2.40         2.87
                                                                  ------        -----        -----
Total Annual Fund Operating Expenses........................        1.62         3.30         3.37
Fee Waiver and/or Expense Limitation........................         N/A         1.95(2)      2.87(2)
                                                                  ------        -----        -----
Net Expenses................................................        1.62         1.35(2)      0.50(2)

(1) In May 2000, Schroders plc sold its worldwide investment banking business. In connection with the sale, a substantial percentage of each Fund's assets was redeemed by participants in retirement accounts previously sponsored by affiliates of Schroders. The information under Other Expenses, Total Annual Fund Operating Expenses, Fee Waiver and/or Expense Limitations, and Net Expenses for each of the Funds has been restated to reflect the effect of the redemptions. The restated information (which reflects higher expense estimates than previously shown) assumes that the redemptions occurred as of October 31, 1999, the end of each Fund's most recent fiscal year.

(2) The Net Expenses shown above for Schroder MidCap Value Fund and Schroder Total Return Fixed Income Fund reflect the effect of contractually imposed expense limitations and/or fee waivers, in effect through October 31, 2001, on the Total Annual Fund Operating Expenses of the Funds.

EXAMPLE

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Investor Shares of a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's Total Annual Fund Operating Expenses remain the same as those set forth above (absent the noted Fee Waiver and/or Expense Limitation). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             --------   --------   --------   --------
Schroder Small Capitalization Value Fund                       $166      $  515     $  888     $1,934
Schroder MidCap Value Fund*                                    $338      $1,031     $1,747     $3,640
Schroder Total Return Fixed Income Fund*                       $346      $1,054     $1,786     $3,726

* Assuming that each of these Fund's operating expenses remain the same as the Net Expenses set forth above, based on the other assumptions described above, your costs would be as follows for 1 year, 3 years, 5 years, and 10 years, respectively:

     Schroder MidCap Value Fund -- $138, $430, $744, and $1,632.

     Schroder Total Return Fixed Income Fund -- $51, $161, $281, and $633.

PRINCIPAL RISKS AND OTHER STRATEGIES

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

A Fund may not achieve its objective in all circumstances. The following provides more detail about the Funds' principal risks and the circumstances which could adversely affect the value of a Fund's shares or its total return or yield. It is possible to lose money by investing in the Funds.

SCHRODER SMALL CAPITALIZATION VALUE AND SCHRODER MIDCAP VALUE FUNDS

These Funds invest primarily in equity securities. The principal risks of investing in these Funds include the risk that their portfolio securities will decline in value due to factors affecting the issuing companies, their industries, or the equity markets generally. The securities in which these Funds invest primarily tend to be more vulnerable to adverse developments than larger capitalization companies.

    - GENERAL RISKS OF EQUITY SECURITIES. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as lower demand for the company's products or services or poor decisions made by such company's management. Equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs. Equity securities may also decline due to general market conditions which are not specifically related to a company or industry, such as adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment.

    - RISKS OF SMALLER CAPITALIZATION COMPANIES. Each of these Funds invests in companies that are smaller and less well-known than larger, more widely held companies. Small and mid-cap companies may offer greater opportunities for capital appreciation than larger companies, but may also involve certain special risks. They are more likely than larger companies to have limited product lines, markets or financial resources, to fail, or to depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse developments than securities of larger companies and the Funds may have difficulty establishing or closing out their securities positions in smaller companies at prevailing market prices. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

    - VALUE SECURITIES. A principal strategy of each of these Funds is to invest in securities of companies Schroder believes to be undervalued. These companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. If Schroder's assessment of a company's prospects is wrong, or if the market does not recognize the value of the company, the price of its securities may decline or may not approach the value that Schroder anticipates.

SCHRODER TOTAL RETURN FIXED INCOME FUND

Schroder Total Return Fixed Income Fund invests primarily in fixed-income securities. The other Funds may also invest a portion of their assets in fixed-income securities. All fixed-income securities are subject to some degree of market (or interest rate) risk and credit risk.

    - MARKET (INTEREST RATE) RISK OF FIXED-INCOME SECURITIES. The principal risks of Schroder Total Return Fixed Income Fund include the risk that interest rates will rise or fall in ways not anticipated by Schroder. Changes in the market values of fixed-income securities are largely an inverse function of changes in the current level of interest rates. During periods of falling interest rates, the values of fixed-income securities generally rise. During periods of rising interest rates, the values of fixed-income securities generally decline. Fluctuations in the market value of a Fund's fixed-income securities generally will not affect interest income on securities already held by the Fund, but will be reflected in the Fund's net asset value.

       When interest rates are falling or remain relatively flat, a fixed-income portfolio with a longer average maturity or duration will generally outperform a portfolio with a shorter maturity or duration. On the other hand, when interest rates are rising, a portfolio with a shorter average maturity or duration will generally outperform a portfolio with a longer maturity or duration. In general, fixed-income portfolios with longer average maturities or durations have a greater potential for total return, but are also subject to greater levels of market risk and price volatility than those with shorter maturities or durations.

       Depending upon Schroder's current investment outlook and strategy, the average duration of Schroder Total Return Fixed Income Fund may be relatively long at times, in which case the Fund would be subject to relatively high levels of market risk and price volatility.

    - CREDIT RISK OF FIXED-INCOME SECURITIES. Credit risk associated with fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. A portfolio of fixed-income securities is subject to some degree of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the portfolio's share price and income level. Nearly all fixed-income securities are subject to some credit risk, whether the issuers of the securities are corporations, states or local governments, or foreign governments. Even certain U.S. Government securities are subject to credit risk. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although Schroder will monitor the investment to determine whether keeping the security will help to achieve the Fund's investment objective.

       Schroder Total Return Fixed Income Fund invests primarily in a portfolio of higher-rated fixed-income securities which involve a lesser degree of credit risk than lower quality securities. However, the yield available from the Fund is generally lower than the yields available from fixed-income funds that invest primarily in lower quality securities.

    - HIGH-YIELD/JUNK BONDS. Schroder Total Return Fixed Income Fund may invest up to 35% of its assets in securities rated below investment grade. Lower-rated securities lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of such securities reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. This would likely make the values of lower rated securities held by the Fund more volatile than those of higher rated securities, and could limit the Fund's ability to liquidate its securities.

    - RISKS OF MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES. Schroder Total Return Fixed Income Fund may invest a substantial portion of its assets in mortgage-backed certificates and other securities representing ownership interests in mortgage pools, including collateralized mortgage obligations, and in other types of asset-backed securities. Interest and principal payments on the mortgages underlying mortgage-backed securities are passed through to the holder of the mortgage-backed securities. The Fund's investment in mortgage-backed securities may involve special risks relating to unscheduled prepayment on the mortgages underlying the securities. Prepayments of principal and interest on mortgages underlying mortgage-backed securities may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans, and may significantly shorten the durations of mortgage-backed securities, especially during periods of declining interest rates. Similarly, during periods of rising interest rates, a reduction in the rate of prepayments may significantly lengthen the durations of such securities.

       Mortgage-backed securities may offer yields higher than those available from many other types of debt securities, but they are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. This is caused by the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. These prepayments would have to be reinvested at the then-prevailing lower rates. As a result, a Fund's mortgage-backed securities may have less potential for capital appreciation during periods of declining interest rates than other fixed-income securities of comparable maturities, although such obligations may have a comparable risk of decline in market value during periods of rising interest rates.

       Other types of asset-backed securities are subject to risks similar to those of mortgage-backed securities, including interest rate and prepayment risks.

    - SHORT SALES. Schroder Total Return Fixed Income Fund may sell securities short. The Fund may sell a security short and borrow the same security from a broker or other institution to complete the sale when Schroder anticipates that the price of the security will decline, or when Schroder attempts to take advantage of temporary disparities in pricing in the fixed-income securities markets. Short positions may result in a loss if the market price of the security in question increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

    - DERIVATIVES. Schroder Total Return Fixed Income Fund's use of derivative instruments involves the risk that the instrument may not work as intended due to unanticipated developments in market conditions or other causes. Derivatives often involve the risk that the other party to the transaction will be unable to meet its obligations or that the Fund will be unable to close out the position at any particular time or at an acceptable price. When the Fund uses certain types of derivatives for investment purposes, it could lose more than the original cost of the investment and its potential loss could be unlimited. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that the Fund will engage in these transactions when that would be beneficial.

    - FOREIGN SECURITIES AND CURRENCIES. Schroder Total Return Fixed Income Fund may invest a portion of its assets in foreign securities. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund's investments in certain foreign countries. Since foreign securities normally are denominated and traded in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign settlement procedures and trade regulations may involve certain other risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

       In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, the Fund may have limited recourse available to it. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

       To the extent that the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies, which could significantly affect the value of a Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of the Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if the Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. The Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

       Special tax considerations apply to foreign securities. In determining whether to invest the Fund's assets in debt securities of foreign issuers, Schroder considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its income available for distribution to shareholders. In certain circumstances, the Fund may be able to pass through to shareholders credits for foreign taxes paid.

    - EMERGING MARKETS. Schroder Total Return Fixed Income Fund may invest up to 10% of its assets in securities of developing or "emerging market" countries (which may be denominated in currencies other than the U.S. dollar). These include securities of issuers that are organized or operate principally in an emerging market country.

       The prices of securities of issuers in emerging market countries are subject to greater volatility than those of issuers in more developed countries. Investments in emerging market countries may present market, credit, currency, liquidity, legal, political, and other risks different from, or greater than, the risks of investing in developed foreign countries. See "Foreign Securities and Currencies" above. For example, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections or markets or legal systems available in more developed countries. Emerging market countries may experience extremely high rates of inflation, which may adversely affect those countries' economies and securities markets.

ADDITIONAL INFORMATION REGARDING PRINCIPAL INVESTMENT STRATEGIES

The following provides additional information regarding the Funds' principal investment strategies not discussed in the Summary Information section above.

    - TEMPORARY DEFENSIVE STRATEGIES. At times, Schroder may judge that conditions in the securities markets make pursuing a Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Schroder may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of a Fund's assets. In implementing these "defensive" strategies, the Fund would invest in high-quality fixed-income securities, cash, or money market instruments to any extent Schroder considers consistent with such defensive strategies. It is impossible to predict when, or for how long, a Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

    - CHANGES IN INVESTMENT OBJECTIVES AND POLICIES. The investment objectives and policies of each Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders.

    - PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise noted, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. An investment by a Fund would not be considered to violate these limitations unless an excess or deficiency were to occur or exist immediately after and as a result of an investment.

OTHER INVESTMENT STRATEGIES AND TECHNIQUES

In addition to the principal investment strategies described in the Summary Information section above, the Funds may at times, but are not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that Schroder might use in managing the Funds. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund's adviser.

    - SECURITIES LOANS AND REPURCHASE AGREEMENTS. Each Fund may lend portfolio securities amounting to not more than 25% of its total assets to broker-dealers, and may enter into repurchase agreements on up to 25% of its total assets. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from realizing the collateral.

    - WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS. Each Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for a Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

    - U.S. GOVERNMENT SECURITIES. A Fund may invest in U.S. Government securities. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the U.S. Treasury.

    - VARIABLE AND FLOATING RATE INSTRUMENTS. Certain obligations purchased by Schroder Total Return Fixed Income Fund may be variable or floating rate instruments and may involve a demand or interest rate reset feature. Variable or floating rate instruments bear interest at a rate which varies with changes in market rates. The holder of an instrument with a demand feature may tender the instrument back to the issuer at par value prior to maturity. When interest rates fall, variable and floating rate instruments generally will not increase in value as much as fixed-rate instruments of similar credit quality, although they will generally lose less value than similarly rated fixed-rate instruments when interest rates rise. When determining the maturity of a variable or floating rate instrument, a Fund may look to the date the demand feature can be exercised, or to the date the interest rate is readjusted, rather than to the stated maturity of the instrument. The absence of an active secondary market for these instruments could make it difficult for the Fund to dispose of them.

    - ZERO-COUPON BONDS. Each Fund may invest in zero-coupon bonds. Zero-coupon bonds are issued at a significant discount from face value and pay interest only at maturity rather than at intervals during the life of the security. Zero-coupon bonds allow an issuer to avoid the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently. A Fund investing in zero-coupon bonds is required to distribute the income on these securities as the income accrues, even though the Fund is not receiving the income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

    - DERIVATIVE INSTRUMENTS. A Fund may buy or sell a variety of derivative instruments to gain exposure to particular securities or markets, in connection with hedging transactions, and to increase total return. These may include short sales, options, futures, and indices, for example. Derivatives involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Also, derivatives often involve the risk that the other party to the transaction will be unable to meet its obligations or that the Fund will be unable to close out the position at any particular time or at an acceptable price. Certain derivatives, including short sales, could lead to losses for a Fund, which could theoretically be unlimited.

    - PORTFOLIO TURNOVER. The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements. A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. Such sales may increase the amount of capital gains (and, in particular, short-term gains) realized by the Funds, on which shareholders may pay tax. Schroder Total Return Fixed Income Fund had, relative to prior years, a high portfolio turnover rate (300.53%) during the fiscal year ended
       October 31, 1999 due to an active portfolio management strategy used for the Fund. Schroder expects to continue to use an active strategy for the Fund in future periods.

    - GROWTH SECURITIES. Schroder Small Capitalization Value Fund and Schroder MidCap Value Fund may invest in securities of companies that Schroder believes have earnings that will grow relatively rapidly. These growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

    - OTHER INVESTMENTS. The Funds may also invest in other types of securities and utilize a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Funds.

MANAGEMENT OF THE FUNDS

The Trust is governed by a Board of Trustees, which has retained Schroder to manage the investments of each Fund. Subject to the control of the Trustees, Schroder also manages the Funds' other affairs and business.

Schroder (itself and together with its predecessors) has been an investment manager since 1962, and currently serves as investment adviser to the Funds, other mutual funds, and a broad range of institutional investors. Schroder's ultimate parent, Schroders plc, and its affiliates currently engage in the asset management business, and as of June 30, 2000, had in the aggregate assets under management of approximately $217 billion.

    - INVESTMENT ADVISORY FEES PAID BY THE FUNDS. For the fiscal year ended October 31, 1999, SCHRODER SMALL CAPITALIZATION VALUE FUND paid investment advisory fees to Schroder at the rate of 0.95% based on the average daily net assets of the Fund. SCHRODER MIDCAP VALUE FUND and SCHRODER TOTAL RETURN FIXED INCOME FUND paid no investment advisory fees during the period, reflecting expense limitations and/or fee waivers in effect during the period.

    - EXPENSE LIMITATIONS AND WAIVERS. In order to limit the Funds' expenses, Schroder is contractually obligated to reduce its compensation (and, if necessary, to pay certain other Fund expenses) until October 31, 2001 to the extent that each Fund's total operating expenses attributable to its Investor Shares exceed the following annual rates (based on the average daily net assets of each Fund taken separately): SCHRODER SMALL CAPITALIZATION VALUE FUND - 1.70%; SCHRODER MIDCAP VALUE FUND - 1.35%; and SCHRODER TOTAL RETURN FIXED INCOME FUND - 0.50%.

    - PORTFOLIO MANAGERS. Schroder's investment decisions for each of the Funds are generally made by an investment manager or an investment team, with the assistance of an investment committee. The following portfolio managers have had primary responsibility for making investment decisions for the noted Funds since the years shown below. Their recent professional experience is also shown.

SCHRODER FUND                PORTFOLIO MANAGER               SINCE            RECENT PROFESSIONAL EXPERIENCE
-------------             ------------------------  ------------------------  ------------------------------
Small Capitalization      Nancy B. Tooke            Inception (1994)          Employed as an investment
Value Fund                                                                    professional at Schroder and
                                                                              its predecessors since 1989.
                                                                              Ms. Tooke is a Director and an
                                                                              Executive Vice President of
                                                                              Schroder.
MidCap Value Fund         Nancy B. Tooke            Inception (1997)          See above.
Total Return Fixed        Robert C. Michele                   1998            Employed as an investment
Income Fund                                                                   professional at Schroder since
                                                                              1998. Mr. Michele is a
                                                                              Director and Managing Director
                                                                              of Schroder. Prior to joining
                                                                              Schroder, Mr. Michele served
                                                                              as a Managing Director and
                                                                              Portfolio Manager at Black
                                                                              Rock Financial Management from
                                                                              1995 to 1998, and as a
                                                                              Director at CS First Boston
                                                                              Investment Management from
                                                                              1993 to 1995.

HOW THE FUNDS' SHARES ARE PRICED

Each Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of Investor Shares outstanding. Shares are valued as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) each day the Exchange is open. The Trust expects that days, other than weekend days, that the Exchange will not be open are New Years Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Funds value their portfolio securities for which market quotations are readily available at market value. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. The Funds value securities and assets for which market values are not ascertainable at their fair values as determined in accordance with procedures adopted by the Board of Trustees.

HOW TO BUY SHARES

Through Schroder Fund Advisors Inc., the distributor of the Trust's shares, the Trust sells Investor Shares of the Funds at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund you select.

You may purchase Investor Shares of each Fund by completing the Account Application included with this Prospectus, and sending payment by check or wire as described below. Additional Account Applications may be obtained from the Trust's transfer agent, Boston Financial Data Services, Inc. (the "Transfer Agent"), at the addresses listed below under "Purchases by Check", or by calling the Trust at (800) 464-3108. The Trust or the Transfer Agent may request and delay acceptance of your order pending receipt of additional documentation, such as copies of corporate resolutions and instructions of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

Investor Shares of each of the Funds are sold at their net asset value next determined after the Trust receives your order. In order for you to receive the Fund's next determined net asset value, the Trust must receive your order before the close of regular trading on the New York Stock Exchange.

INVESTMENT MINIMUMS

The minimum investments for initial and additional purchases of Investor Shares of each Fund are as follows:

                                                   INITIAL     ADDITIONAL
                                                  INVESTMENT   INVESTMENTS
                                                  ----------   -----------
   Regular Accounts                                $10,000       $1,000
    Traditional IRAs                               $ 2,000       $  250

The Trust may, in its sole discretion, accept smaller initial or subsequent investments. None of the Funds issues share certificates.

You also may meet the minimum initial investment requirement based on cumulative purchases by means of a written Statement of Intention, expressing your intention to invest at least the minimum investment amount applicable to a particular Fund, or more, in Investor Shares within 13 months. You may enter into a Statement of Intention in conjunction with your initial investment in Investor Shares by completing the appropriate section of the Account Application. Current Fund shareholders can obtain a Statement of

Intention form by contacting the Transfer Agent. The Trust reserves the right to redeem your shares in a Fund if you do not invest at least the minimum initial investment amount applicable to your account by the end of the Statement of Intention period (taking into account amounts you redeem during the period).

The Trust is authorized to reject any purchase order and to suspend the offering of its shares for any period of time. The Trust may also change any investment minimum from time to time.

PURCHASES BY CHECK

You may purchase shares of a Fund by mailing a check (in U.S. dollars) payable to (i) Schroder Series Trust, if you are purchasing shares of two or more Funds, accompanied by written instructions as to how the check amount should be allocated among the Funds whose shares you are purchasing, or (ii) the name of the Fund to be purchased (I.E., Schroder Small Capitalization Value Fund) if you are purchasing shares of a single Fund. Third-party checks will not be accepted.

For initial purchases, your check must be accompanied by a completed Account Application in proper form. You should direct your check and your completed Account Application as follows:

REGULAR MAIL            OVERNIGHT OR EXPRESS MAIL
------------            -------------------------
Schroder Mutual Funds   Boston Financial Data Services, Inc.
P.O. Box 8507           Attn: Schroder Mutual Funds
Boston, MA 02266        66 Brooks Drive
                        Braintree, MA 02184

Your payments should clearly indicate the shareholder's name and account number, if applicable.

PURCHASES BY BANK WIRE/TELEPHONE

If you make your initial investment by wire, your order must be preceded by a completed Account Application. Upon receipt of the Application, the Trust will assign you an account number and your account will become active. Wire orders received prior to the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading will be processed at the net asset value next determined as of the end of that day. Wire orders received after that time will be processed at the net asset value next determined thereafter.

Once you have an account number, you may purchase Investor Shares by telephoning the Transfer Agent at (800) 464-3108 to give notice that you will be sending funds by wire, and then arranging with your bank to wire funds to the Trust. In order to purchase shares by telephone, you must complete the appropriate section of the Account Application. Your purchase will not be processed until the Trust has received the wired funds.

Federal Reserve Bank wire instructions are as follows:

           State Street Bank and Trust Company
           225 Franklin Street
           Boston, MA 02110
           ABA No.: 011000028
           Attn: Schroder Mutual Funds
           DDA No.: 9904-650-0
           FBO: Account Registration
           A/C: Mutual Fund Account Number
                Name of Fund

The wire order must specify the name of the Fund, the account name and number, address, confirmation number, amount to be wired, name of the wiring bank, and name and telephone number of the person to be contacted in connection with the order.

In an effort to prevent unauthorized or fraudulent purchase or redemption requests by telephone, the Transfer Agent will follow reasonable procedures to confirm that telephone instructions are genuine. The Transfer Agent and the Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but either or both may be liable if they do not follow these procedures.

If six months have passed since correspondence to the shareholder's address of record is returned then, unless the Transfer Agent determines the shareholder's new address, dividends and other distributions that have been returned to the Transfer Agent will be reinvested in the applicable Fund(s), and the checks will be canceled.

AUTOMATIC PURCHASES

You can make regular investments of $100 or more per month or quarter in Investor Shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108.

OTHER PURCHASE INFORMATION

Investor Shares of each Fund may be purchased for cash or in exchange for securities held by the investor, subject to the determination by Schroder that the securities are acceptable. Investors interested in purchases through exchange should telephone the Trust at (800) 464-3108.

Because excessive trading can hurt Fund performance, operations and shareholders, each Fund reserves the right to reject or restrict the amount of any investment, or to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange described under "Exchanges" below, if the Fund or Schroder believes that the investor in question is engaged in "market timing" activities or similar activities that may be harmful to the Fund or its shareholders.

Schroder Fund Advisors Inc., Schroder, or their affiliates may, at their own expense and out of their own assets, provide compensation to dealers or other intermediaries in connection with sales of Trust shares or shareholder servicing. In some instances, this compensation may be made available only to certain dealers or other intermediaries who have sold or are expected to sell significant amounts of shares of the Trust. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

HOW TO SELL SHARES

You may sell your Investor Shares back to a Fund on any day the New York Stock Exchange is open by sending a letter of instruction or stock power form to the Trust, or by calling the Transfer Agent at (800) 464-3108. The price you will receive is the net asset value next determined after receipt of your redemption request in good order. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed exactly in accordance with the registration form. Signatures must be guaranteed by a bank, broker-dealer, or certain other financial institutions. You may redeem your Investor Shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Unless otherwise agreed to by the Trust, the telephone redemption privilege may only be exercised to redeem shares worth $1,000 or more and not more than $25,000. The Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, or surviving joint owners, or those acting through powers of attorney or similar delegation.

The Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in writing in good order. (The Trust generally sends payment for shares the business day after a request is received.) Under unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Investor Shares by check, you will not be sent redemption proceeds until the check you used to pay for the Investor Shares has cleared, which may take up to 15 calendar days from the purchase date.

If you own fewer shares than a minimum amount set by the Trustees (presently 50 shares) of any Fund, the Trust may choose to redeem your shares in that Fund and pay you for them. You will receive at least 30 days written notice before the Trust redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The Trust may also redeem shares if you own shares of any Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

The Trust may suspend the right of redemption during any period when:
(1) trading on the New York Stock Exchange is restricted or the Exchange is closed; (2) the Securities and Exchange Commission ("SEC") has by order permitted such suspension; or (3) an emergency (as defined by rules of the SEC) exists making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each such signature by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. Please contact the Transfer Agent for more details at (800) 464-3108. Corporations, fiduciaries, and other types of shareholders may be required to supply additional documents which support their authority to effect a redemption.

EXCHANGES

You can exchange your Investor Shares of any Fund for Investor Shares of most other funds in the Schroder family of funds at any time at their respective net asset values. The exchange would be treated as a sale of your Investor Shares and any gain on the exchange may be subject to tax. For a listing of the Schroder funds available for exchange and to exchange shares, please call the Trust at (800) 464-3108. In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The Trust reserves the right to change or suspend the exchange privilege at any time. Shareholders would be notified of any such change or suspension. The Trust may also limit the amount or number of exchanges or reject any exchange if the applicable Fund or Schroder believes that the investor in question is engaged in "market timing" activities, or similar activities that may be harmful to the Fund or its shareholders.

DIVIDENDS AND DISTRIBUTIONS

The following sets forth the main dividend and distribution policies of the Funds.

    - SCHRODER SMALL CAPITALIZATION VALUE FUND AND SCHRODER MIDCAP VALUE FUND. Each of these Funds distributes any net investment income and any net realized capital gains at least once a year. Distributions from net investment income, if any, are expected to be small.

    - SCHRODER TOTAL RETURN FIXED INCOME FUND. This Fund declares all of its net income as a dividend each day the Fund is open for business. Dividends are declared each business day to shareholders of record at the time of the declaration. You begin earning dividends on the day after the Fund receives payment for your shares. The Fund's net income for Saturdays, Sundays, and holidays is declared as a dividend on the next business day. Each month's dividends will be paid on the last day of that month (or, if that day is not a business day, on the preceding business day). A shareholder who withdraws the entire balance of an account at any time during the month will be paid all dividends declared through the date of the withdrawal. This Fund distributes any net realized capital gains at least once a year.

Distributions from net capital gain are made after applying any available capital loss carryovers.

YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

    -  Reinvest all distributions in additional Investor Shares of your Fund;

    - Receive distributions from net investment income in cash while reinvesting capital gain distributions in additional Investor Shares of your Fund;

    - Receive distributions from net investment income in additional Investor Shares of your Fund while receiving capital gain distributions in cash; or

    -  Receive all distributions in cash.

You can change your distribution option by notifying the Transfer Agent in writing. If you do not select an option when you open your account, all distributions by a Fund will be reinvested in Investor Shares of that Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

TAXES

TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long your Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before you invested (and thus were included in the price you paid for your shares). Distributions of gains from investments that a Fund owned for more than 12 months will be taxable as long-term capital gains. Distributions of gains from investments that the Fund owned for 12 months or less will be taxable as ordinary income. Distributions are taxable whether you received them in cash or reinvested them in additional shares of the Funds.

TAXES WHEN YOU SELL OR EXCHANGE YOUR SHARES. Any gain resulting from the sale or exchange of your shares in the Funds will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending upon how long you have owned your shares.

CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a summary of certain federal tax consequences of investing in a Fund. You should consult your tax advisor for more information on your own tax situation, including possible state and local tax liability.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of each of the Funds for the past 5 years or since the Fund commenced operations, whichever is shorter. Certain information reflects financial results for a single Fund share. The total returns represent the total return for an investment in Investor Shares of a Fund, assuming reinvestment of all dividends and distributions.

The financial highlights presented below have been audited by Arthur Andersen LLP, the former independent accountants to the Funds. The audited financial statements for the Funds and the related independent accountants' report are contained in the Trust's Annual Report and are incorporated by reference into the Statement of Additional Information. Copies of the Trust's Annual Report and Semi-Annual Report may be obtained without charge by writing the Trust at P.O. Box 8507, Boston, Massachusetts 02266 (regular mail) or at 66 Brooks Drive, Braintree, Massachusetts 02184 (overnight or express mail), or by calling
(800) 464-3108.

SCHRODER SMALL CAPITALIZATION VALUE FUND

(For an Investor Share outstanding throughout the period.)

                                                       YEAR ENDED OCTOBER 31,
                                     -----------------------------------------------------------
                                       1999       1998         1997         1996         1995
                                     ---------  ---------    ---------    ---------    ---------
Net Asset Value at Beginning of
 Period                              $  12.91   $  17.67     $  13.05     $  10.77     $   9.77
Income from Investment Operations:
  Net Investment Income (Loss)          (0.08)     (0.02)       (0.05)       (0.05)       (0.03)(1)
  Net Realized and Unrealized Gain
   (Loss) on Investments                 0.51      (2.05)        5.65         2.34         1.03
                                     --------   --------     --------     --------     --------
Total from Investment Operations         0.43      (2.07)        5.60         2.29         1.00
                                     --------   --------     --------     --------     --------
Less Distributions:
  From Net Realized Capital Gains       (0.24)     (2.69)       (0.98)       (0.01)        0.00
                                     --------   --------     --------     --------     --------
Total Distributions                     (0.24)     (2.69)       (0.98)       (0.01)        0.00
                                     --------   --------     --------     --------     --------
Net Asset Value at End of Period     $  13.10   $  12.91     $  17.67     $  13.05     $  10.77
                                     ========   ========     ========     ========     ========
Total Return                             3.40%    (13.29)%      48.46%       21.17%       10.27%
Ratios & Supplemental Data
  Net Assets at End of Period
   (000's)                            $60,206    $67,814      $96,709      $48,614      $47,929
  Ratio of Operating Expenses to
   Average Net Assets                    1.50%      1.29%        1.32%        1.43%        1.56%(1)
  Ratio of Net Investment Income to
   Average Net Assets                   (0.54)%    (0.14)%      (0.36)%      (0.34)%      (0.29)%
Portfolio Turnover Rate                101.72%     87.51%       77.48%       81.63%       45.74%

(1) Net Investment Income (Loss) is after reimbursement of certain expenses by Schroder. (See Note 3 to the Trust's financial statements.) Had Schroder not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income (Loss) per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1995 - $(0.03) and 1.62%, respectively.

SCHRODER MIDCAP VALUE FUND

(For an Investor Share outstanding throughout the period.)

                                             YEAR ENDED
                                            OCTOBER 31,          PERIOD ENDED
                                       ----------------------    OCTOBER 31,
                                         1999         1998         1997(1)
                                       ---------    ---------    ------------
Net Asset Value at Beginning of
 Period                                $   9.72     $  10.36      $  10.00
Income from Investment Operations:
  Net Investment Income (Loss)(2)          0.00       (0.01)          0.00
  Net Realized and Unrealized Gain
   (Loss) on Investments                   1.16       (0.63)          0.36
                                       --------     --------      --------
Total from Investment Operations           1.16       (0.64)          0.36
                                       --------     --------      --------
Less Distributions:
  From Net Realized Capital Gains          0.00         0.00          0.00
                                       --------     --------      --------
Total Distributions                        0.00         0.00          0.00
                                       --------     --------      --------
Net Asset Value at End of Period       $  10.88     $   9.72      $  10.36
                                       ========     ========      ========
Total Return                              11.98%       (6.18)%        3.60%(3)
Ratios & Supplemental Data
  Net Assets at End of Period
   (000's)                              $11,179      $10,484       $10,066
  Ratio of Operating Expenses to
   Average Net Assets(2)                   1.35%        1.35%         1.35%(4)
  Ratio of Net Investment Income to
   Average Net Assets                     (0.03)%      (0.06)%       (0.13)%(4)
Portfolio Turnover Rate                  174.98%      165.62%        11.96%(3)

(1) For the period August 1, 1997 (commencement of investment operations) through October 31, 1997.

(2) Net Investment Income (Loss) is after reimbursement of certain expenses by Schroder. (See Note 3 to the Trust's financial statements.) Had Schroder not undertaken to pay or reimburse expenses related to the Fund, the Net Investment Income (Loss) per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1999 - $(0.11) and 2.28%, 1998 - $(0.12) and 2.47%, 1997 - $(0.06) and 4.33%, respectively.

(3) Not annualized.

(4) Annualized.

SCHRODER TOTAL RETURN FIXED INCOME FUND(1)

(For an Investor Share outstanding throughout the period.)

                                                       YEAR ENDED OCTOBER 31,
                                     -----------------------------------------------------------
                                       1999       1998         1997         1996         1995
                                     ---------  ---------    ---------    ---------    ---------
Net Asset Value at Beginning of
 Period                              $  10.00   $   9.77     $   9.70     $   9.93     $   9.14
Income from Investment Operations:
  Net Investment Income(2)               0.55       0.54         0.49         0.53         0.59
  Net Realized and Unrealized Gain
   (Loss) on Investments                (0.62)      0.23         0.16        (0.11)        0.79
                                     --------   --------     --------     --------     --------
Total from Investment Operations        (0.07)      0.77         0.65         0.42         1.38
                                     --------   --------     --------     --------     --------
Less Distributions:
  From Net Investment Income            (0.56)     (0.54)       (0.49)       (0.53)       (0.59)
  From Net Realized Capital Gains       (0.31)      0.00        (0.09)       (0.12)        0.00
                                     --------   --------     --------     --------     --------
Total Distributions                     (0.87)     (0.54)       (0.58)       (0.65)       (0.59)
                                     --------   --------     --------     --------     --------
Net Asset Value at End of Period     $   9.06   $  10.00     $   9.77     $   9.70     $   9.93
                                     ========   ========     ========     ========     ========
Total Return                            (0.78)%     8.10%        7.68%        4.38%       15.62%
Ratios & Supplemental Data
  Net Assets at End of Period
   (000's)                            $24,957    $28,134      $26,683      $23,708      $23,704
  Ratio of Operating Expenses to
   Average Net Assets(2)                 0.72%      0.89%        1.12%        1.12%        1.06%
  Ratio of Net Investment Income to
   Average Net Assets                    5.81%      5.47%        5.58%        5.46%        6.35%
Portfolio Turnover Rate                300.53%    112.69%       43.65%       68.76%      113.50%

(1) Formerly, Schroder Investment Grade Income Fund, as referenced in the Trust's Annual Report. Effective August 14, 2000, the Fund changed its name, its investment objective and its principal investment strategies. The Fund would not necessarily have achieved the financial results and Total Returns listed above under its current investment objective and policies.

(2) Net Investment Income is after reimbursement of certain expenses and/or a management fee waiver by Schroder. (See Note 3 to the Trust's financial statements.) Had Schroder not undertaken to pay, reimburse or waive expenses related to the Fund, the Net Investment Income per share and Ratio of Operating Expenses to Average Net Assets would have been as follows: 1999 - $0.50 and 1.22%, 1998 - $0.51 and 1.25%, 1997 - $0.47 and 1.33%, 1996 -
    $0.52 and 1.24%, 1995 - $0.56 and 1.50%, respectively.


                     FUNDS AVAILABLE THROUGH SCHRODER FUND ADVISORS INC.
  PLEASE CALL (800) 464-3108 FOR COMPLETE INFORMATION AND TO OBTAIN THE RELEVANT PROSPECTUS.

                   PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.
SCHRODER CAPITAL FUNDS (DELAWARE)                   SCHRODER SERIES TRUST
SCHRODER INTERNATIONAL FUND                         SCHRODER SMALL CAPITALIZATION VALUE FUND
SCHRODER EMERGING MARKETS FUND                      SCHRODER MIDCAP VALUE FUND
SCHRODER INTERNATIONAL SMALLER COMPANIES FUND       SCHRODER TOTAL RETURN FIXED INCOME FUND
SCHRODER U.S. LARGE CAP EQUITY FUND
SCHRODER U.S. SMALLER COMPANIES FUND
SCHRODER MICRO CAP FUND

                                   SCHRODER SERIES TRUST II
                                    SCHRODER ALL-ASIA FUND

                                                                                                                    [LOGO] SCHRODERS
ACCOUNT APPLICATION

SCHRODER SERIES TRUST                                                                                                INVESTOR SHARES


1. INITIAL INVESTMENT ==============================================================================================================

The minimum initial       CHECK ONE:                                        CHECK ONE:
investment in each Fund
is $10,000.               [ ] Schroder Small Capitalization Value Fund      [ ] Check enclosed for $_____________
                          [ ] Schroder MidCap Value Fund                    [ ] Wire transfer (see instructions on Page A-3)
                          [ ] Schroder Total Return Fixed Income Fund           Initial wire amount $ ___________
                                                                            [ ] Statement of Intention*
                                                                                Investment amount $ _____________

                                                                            *Subject to Prospectus disclosure regarding
                                                                             Statement of Intention

2. ACCOUNT REGISTRATION ============================================================================================================

For individual:          1.______________________ _____  __________________________________________________________________________
Use item 1                 First Name              M.I.  Last Name

                           ________-_____-_______________       ___________________________________________________________________
                           Social Security Number               Date of Birth

                           ________________________________________________________________________________________________________
                           Employer Name

                           ________________________________________________________________________________________________________
                           Employer Address

                           ________________________________________________________________________________________________________
                           Occupation

For joint account:       2._______________________ _____ __________________________________________________________________________
Use items 1 & 2            First Name               M.I. Last Name


                           ________-_____-_______________       ___________________________________________________________________
                           Social Security Number               In the case of two or more co-owners, the account will be registered
                                                                "Joint Tenants with Rights of Survivorship" unless otherwise specified above.

For a minor: Use item 3  3.________________________ _____ _________________________________________________________________________
                           First Name of Custodian   M.I. Last Name OF Custodian

                           Custodian for

                           ________________________ _____ _________________________________________________________________________
                           Minor's First Name        M.I. Last Name


                           _______-_____-________________ Under the__________________________Uniform Gifts/Transfers for Minors Act.
                           Minor's Social Security Number               Name of State

For a Trust: (including  4._____________________________________________________________   _________________________________________
Pension Plans):            Name of Trustee                                                 Trust Agreement Date (mandatory)
Use item 4
                           _____________________________________________________________   _________________________________________
                           Trust Beneficiary                                               Taxpayer's I.D. Number

For a corporation,       5._____________________________________________________________   _________________________________________
partnership or other       Name of Corporation or Other Entity                             Taxpayer's I.D. Number
entity: Use item 5
                           _____________________________________________________________   _________________________________________
                           Name of Officer                                                 Title of Officer


                                                                A-1

3. ACCOUNT DESCRIPTION =============================================================================================================

                       [ ] Individual -Taxable           [ ] Defined Benefit Plan      [ ] Foundation/Endowment         [ ] Trust
                       [ ] Individual Custodian/IRA*     [ ] Defined Contribution Plan [ ] 401(k) Plan
                       [ ] Pension Plan                  [ ] Other (PLEASE DESCRIBE)_____________________________________________
                       (*Additional application required)

4. MAILING ADDRESS =================================================================================================================

                        _________________________________________________________________   _______________________________________
                        Streetl                                                             Apt. No.

                        ___________________________________________________________________________________________________________
                        Street2

                        _________________________________________  ___________________________________________  ___________________
                        City                                       State                                        Zip

                        _________________________________________  ________________________________________________________________
                        Daytime Phone Number                       Evening Phone Number

5. DUPLICATE STATEMENT ADDRESS (OPTIONAL)===========================================================================================

                        ___________________________________________________________________________________________________________
                        Name of Individual / Company

                        ___________________________________________________________________________________________________________
                        Street

                        _________________________________________  ___________________________________________ ____________________
                        City                                       State                                       Zip

                        ___________________________________________________________________________________________________________
                        Daytime Phone Number

6. DEALER INFORMATION (FOR BROKER/DEALER USE ONLY) ================================================================================

                        ______________________________________________   __________________________________________________________
                        Name of Dealer                                   Dealer Number

                        ___________________________________________________________________________________________________________
                        Branch Address

                        ______________________________________________   ____________________________   ___________________________
                        City                                             State                          Zip

                        __________________________________________________   ______________________________________________________
                        Phone Number                                         Registered Rep Name and Number

7. DISTRIBUTIONS ===================================================================================================================

Please indicate how you   1.[ ] Dividends and capital gains reinvested in additional shares.
would like to receive
distributions. If you do  2.[ ] Dividends and capital gains mailed to your address in Section 4.
not choose an option,
your distribution will    3.[ ] Dividends mailed to your address in Section 4 and capital gains reinvested.
be invested in accordance
with Option 1.            4.[ ] Capital gains mailed to your address in Section 4 and dividends reinvested.

                          5.[ ] Dividends and capital gains automatically deposited to your bank account. Please complete Section 8.

                          6.[ ] Dividends automatically deposited to your bank account and capital gains reinvested. Please complete
                                Section 8.

                          7.[ ] Capital gains automatically deposited to your bank account and dividends reinvested. Please complete
                                Section 8.


                                                                A-2


8. BANK ACCOUNT DESIGNATION ========================================================================================================

This section must be       ACCOUNT NAME MUST MATCH THE NAME IN SECTION 2. PLEASE ATTACH A BLANK/VOIDED CHECK FOR ACCOUNT AND
completed to permit        BANK INFORMATION.
certain options chosen
in Sections 7 and 9.       -----------------------------------------------------     -----------------------------------------------
                           Name of Bank                                              Branch

                           ------------------------------------------------   -------------------   ----------------   -------------
                           Bank Address                                       City                  State              Zip

                           -------------------------------------------------------   --  --  --  --  --  --  --  --  --  --  --  --
                           Type of Account (Checking/Savings)                          Account Number

9. SYSTEMATIC INVESTMENT ===========================================================================================================

Amounts (minimum $100      Authorization Form
per transaction) will
be drawn automatically     Invest automatically the amount of $ ___________ in the ____________ Fund on or about the ______ day of
on your bank account       each month. Purchases will be made monthly unless you wish to elect quarterly by checking this box / /
and invested in your       in which event the amount specified will be invested automatically on or about the _____ day of the first
Schroder Series Trust      month in each quarter. Funds will be drawn from the bank account you designate in Section 8. Your first
account. Minimum initial   automatic monthly investment will occur no sooner than two weeks after the receipt of your application.
investment of $10,000
also applies.

10. TELEPHONE EXCHANGE =============================================================================================================

By telephone instruction,  / / By checking this box, I authorize the Trust and its agents to act upon instructions to exchange my
an amount (minimum         shares in any qualified Fund for shares in any other qualified Fund, if those instructions are received
$1,000 per transaction)    by telephone from (i) me or (ii) any person purporting to be me or to act as my representative and who
will be exchanged from     can provide the Trust with my account registration.  The telephone exchange privilege may only be
one Fund to another        exercised to exchange shares worth $1,000 or more.  I understand and agree that neither the Trust nor
Fund within the Trust.     any person acting on its behalf will have any liability to me or anyone else in respect of telephone instructions meeting the description set forth here but not made or authorized by me.

11. TELEPHONE REDEMPTION ===========================================================================================================

By telephone instruction,  / / By checking this box, I authorize the Trust and its agents to act upon instructions received by
an amount (minimum         telephone from (i) me or (ii) any person purporting to be me or to act as my representative and who can
$1,000/maximum             provide the Trust with my account registration.  Redemptions will be sent only to me at an address on
$25,000 per transaction)   record with the Trust for at least 30 days.  Unless otherwise agreed to by the Trust, the telephone
will be redeemed from      redemption privilege may only be exercised to redeem shares worth $1,000 or more and not more than
the Funds.                 $25,000.  I understand and agree that neither the Trust nor any person acting on its behalf will have any liability to me or anyone else in respect of telephone instructions meeting the description set forth here but not made or authorized by me.

12. MAILING INSTRUCTIONS ===========================================================================================================

Please send this           REGULAR MAIL                                          OVERNIGHT OR EXPRESS MAIL
application with your
check to:                  Schroder Mutual Funds                                 Boston Financial Data Services, Inc.
                           P.O. Box 8507                                         66 Brooks Drive
                           Boston, Mass  02266                                   Braintree, MA  02184
                                                                                 Attn:  Schroder Mutual Funds

13. WIRING INSTRUCTIONS ============================================================================================================

If making your initial     State Street Bank and Trust Company
investment by bank         225 Franklin Street
wire, call the Transfer    Boston, MA  02101
Agent, Boston Financial    ABA:     011000028
Data Services, at (800)    Attn:    Schroder Mutual Funds
464-3108 to obtain an      DDA:     9904-650-0
account number. Then       FBO:     Account Registration
instruct your bank to      A/C:     Mutual Fund Account Number
wire Federal Funds to:              Name of Fund

                           Complete the account application and mail it to the address listed in Section 12 above.


                                                                A-3


14. ACKNOWLEDGMENT, CERTIFICATION & SIGNATURES =====================================================================================

This section must be       TAXPAYER IDENTIFICATION NUMBER CERTIFICATION
signed in order to open
a Schroder Series Trust    1. Under the penalties of perjury, the undersigned certifies: (Check Appropriate Box, If Applicable)
Account.
                           / / That the number shown on this form is my correct taxpayer identification number ant that I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                                                               -or-

                           / / That I have not provided a taxpayer identification number because I have not been issued a number, but I have applied for one or will do so in the near future.  I understand that if I do not provide my number to the Fund within 60 days, the Fund will be required to begin backup withholding.

                           2. Under the penalties of perjury, the undersigned certifies:

                           That he/she is a citizen of / / the United States or / / _________________ (provide name of country).

                           3. By signing this Application, the undersigned (1) certifies that he/she has received, reviewed and accepts this Application (including the services described herein) and the current prospectus of
                           Schroder Series Trust; and (2) agrees that all statements in this Application apply to shares of any
                           Fund of Schroder Series Trust into which his/her shares are transferred.

                           4. The undersigned certifies that he/she (1) was not offered any advice or recommendations on investing in any Fund by any representative of Schroder Series Trust and (2) understands that the undersigned must make his/her own investment decisions and assumes all risk of loss - including possible loss of principal
                           - resulting from decisions to purchase, exchange or sell shares of any Fund(s).


                           _________________________________________________________________________________________________________
                           Signature of Investor/Trustee                                          Date


                           _________________________________________________________________________________________________________
                           Signature of Joint Investor/Co-Trustee (if any)                        Date


                           _________________________________________________________________________________________________________
                           Signature of Individual, Custodian, Trustee or Officer                 Date


                           _________________________________________________________________________________________________________
                           Signature of Corporate Officer                                         Date


                               INVESTMENT ADVISER
               Schroder Investment Management North America Inc.
                         787 Seventh Avenue, 34th Floor
                            New York, New York 10019

                                  DISTRIBUTOR
                          Schroder Fund Advisors Inc.
                         787 Seventh Avenue, 34th Floor
                            New York, New York 10019

                          ADMINISTRATOR AND CUSTODIAN
                      State Street Bank and Trust Company
                              225 Franklin Street
                          Boston, Massachusetts 02110

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                                66 Brooks Drive
                         Braintree, Massachusetts 02184
                                 (800) 464-3108

                                    COUNSEL
                                  Ropes & Gray
                            One International Place
                          Boston, Massachusetts 02110

                            INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                             One Post Office Square
                                Boston, MA 02109

--------------------------------------------------------------------------------

SCHRODER SERIES TRUST

Schroder Series Trust's statement of additional information (SAI) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Trust's most recent annual report to shareholders are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The Trust's annual report discusses the market conditions and investment strategies that significantly affected each Fund's performance during its last fiscal year. You may get free copies of these materials, request other information about a Fund, or make shareholder inquiries by calling 800-464-3108.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission's public reference room in Washington, D.C. You may call the Commission at 800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the Commission's Internet site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009. You may need to refer to the Trust's file number under the Investment Company Act, which is 811-7840.

SCHRODER SERIES TRUST
P.O. Box 8507
Boston, MA 02266
800-464-3108

WS300IP

File No. 811-7840